Exhibit 10.3

Execution Version

AMENDMENT NO.1 TO SPONSOR SUPPORT AGREEMENT

This Amendment to Sponsor Support Agreement (this “Amendment”), dated as of September 12, 2022 , is made and entered into by and among, Vickers Venture Fund VI Pte Ltd, Vickers Venture Fund VI (Plan) Pte Ltd, Jeffrey Chi, Chris Ho, Pei Wei Woo, Suneel Kaji, Steve Myint, Vickers Vantage Corp I, a Cayman Islands exempted company (which shall migrate to and domesticate as a Delaware corporation prior to the Closing), and Scilex Holding Company, a Delaware corporation.

WHEREAS, the parties hereto have entered into a Sponsor Support Agreement, dated as of March 17, 2022 (the “Support Agreement”), providing for, among other things, the forfeiture of certain Parent Warrants held by Vickers Venture Fund VI Pte Ltd and Vickers Venture Fund VI (Plan) Pte Ltd, respectively; and

WHEREAS, each of the parties hereto desire to amend the Support Agreement in certain respects as described in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows.

1.       Definitions. Except as otherwise indicated herein or unless the context otherwise requires, capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Support Agreement.

2.       Amendments to the Support Agreement.

(a)       Section 1.5 of the Support Agreement is hereby amended and restated in its entirety to read as follows:

(“Section 1.5 Forfeiture of Parent Warrants. Each of Vickers Venture Fund VI Pre Ltd and Vickers Venture Fund VI (Plan) Pte Ltd hereby agrees, subject to and contingent upon the Closing, if, as of immediately prior to the Closing, the holders of more than seventy-five percent (75%) of the aggregate amount of Parent Ordinary Shares issued and outstanding as of March 17, 2022 shall have exercised redemption rights in conjunction with the shareholder vote on the Extension Amendment or the Parent Shareholder Approval Matters, then automatically and without any further action by any other Person, such Sponsor shall forfeit a number of Parent Warrants equal to forty percent (40%) of all Parent Warrants held by such Sponsor immediately prior to Closing, and all such Parent Warrants shall be cancelled and forfeited for no consideration, and shall cease to exist.”

3.       Effect of Amendment. Except as set forth herein, all other terms and provisions of the Support Agreement remain unchanged and in full force and effect. On and after the date hereof, each reference in the Support Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall mean and be a reference to the Support Agreement as amended or otherwise modified by this Amendment. For the avoidance of doubt, references to the phrases “the date of this Agreement” or “the date hereof”, wherever used in the Support Agreement, as amended by this Amendment, shall mean March 17, 2022.

4.       Construction. This Amendment shall be governed by all provisions of the Support Agreement unless context requires otherwise, including all provisions concerning construction, enforcement and governing law.

5.       Entire Agreement. This Amendment together with the Support Agreement and the agreements referenced therein sets forth the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein. In the event of a conflict between the terms of the Support Agreement and this Amendment, the terms of this Amendment shall prevail solely as to the subject matter contained herein.

6.       Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Amendment shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

[The remainder of this page is intentionally left blank; signature pages to follow]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.

Vickers Venture Fund VI Pte Ltd

By:	/s/ Finian Tan
Name:	Finian Tan
Title:	Managing Member

Vickers Venture Fund VI (Plan) Pte Ltd

By:	/s/ Finian Tan
Name:	Finian Tan
Title:	Managing Member

/s/ Jeffrey Chi
Jeffrey Chi

/s/ Chris Ho
Chris Ho

/s/ Pei Wei Woo
Pei Wei Woo

/s/ Suneel Kaji
Suneel Kaji

/s/ Steve Myint
Steve Myint

Vickers Vantage Corp I

By:	/s/ Jeffrey Chi
Name:	Jeffrey Chi
Title:	Chief Executive Officer

[Signature page to Amendment No. 1 to Sponsor Support Agreement]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.

Scilex Holding Company

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer

[Signature page to Amendment No. 1 to Sponsor Support Agreement]